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                                                               EXHIBIT 23.1
SAH                                       S. A. HOLDITCH & ASSOCIATES, INC.
                                        INTERNATIONAL PETROLEUM CONSULTANTS
                                Petroleum Engineering & Geoscience Services
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                                                           ONE SHELL SQUARE
                                             701 POYDRAS STREET, SUITE 4320
                                          NEW ORLEANS, LOUISIANA 70139-7738
                                                             (504) 523-2117
                                                         FAX (504) 523-3547
                                                          info@holditch.com
                                                    http://www.holditch.com


                CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


Board of Directors
Miller Exploration Company
Traverse City, Michigan


We hereby consent to the references to our firm and to our reserve estimates contained in the Annual Report on Form 10-K of Miller Exploration Company for the fiscal year ended December 31, 1997. Our estimates of the proved reserves of Miller Exploration Company are contained in our report entitled "Miller Exploration Company, A Reserve and Economic Evaluation of Certain Oil and Gas Interests in 19 Antrim Shale Gas Projects, As of January 1, 1998." We hereby consent to the incorporation by reference of our estimates contained in the Annual Report on Form 10-K into Miller Exploration Company's Registration Statement on Form S-1 (333-40383).

                                   S. A. HOLDITCH & ASSOCIATES, INC.



                                   /s/ Denton Copeland, P.E.
                                  Denton Copeland, P.E.
                                  Vice President

New Orleans, Louisiana
March 30, 1998







COLLEGE STATION    -    PITTSBURGH    -    HOUSTON    -    NEW ORLEANS